UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM  8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  September 2, 2004

                        ROFIN-SINAR TECHNOLOGIES INC.
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            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
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(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
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          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
          (Former name, former address and former fiscal year,
                     if changed since last report)


















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Item 5. Other Events

On September 2, 2004, Rofin-Sinar Technologies Inc. issued a press release announcing that it has acquired all of the outstanding shares of capital stock of PRC Laser Corp., based in Landing, New Jersey, and Lee Laser, Inc., based in Orlando, Florida from Dover Industries, Inc. for an undisclosed amount in cash.

A copy of such press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   September 2, 2004         /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                              Executive Vice President,
                              Finance and Administration, and
                              Chief Financial Officer






























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                           Exhibit Index

Exhibit Number           Description
---------------          -------------
 99.1                    Press release dated August 23, 2004, announcing
                         the Company increased its stake in Dilas
                         Diodenlaser GmbH.












































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